Exhibit 10.8

March 20, 2009

To:	THE ROYAL BANK OF SCOTLAND PLC c/o RBS Financial Markets, Level 4, 135 Bishopsgate, London, EC2M 3UR Attn: Swaps Administration Tel: 020 7085 5000 Fax: 020 7085 5050

From:
FORD CREDIT AUTO OWNER TRUST 2009-A
c/o U.S. Bank Trust National Association,
as Owner Trustee
300 Delaware Avenue, Ninth Floor
Wilmington, Delaware 19801
Attn: Corporate Trust Department
Tel:  (302) 576-3704
Fax:  (302) 576-3717

Re:    Floor Transaction Reference No. IRG903263398

Ladies and Gentlemen:

The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between The Royal Bank of Scotland plc ("Party A") and Ford Credit Auto Owner Trust 2009-A ("Party B") on the Trade Date listed below (the "Transaction").  This letter constitutes a "Confirmation" as referred to in the Agreement specified below.

The definitions and provisions contained in the 2006 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) (the "Definitions") are incorporated into this Confirmation.  For these purposes, all references in those Definitions to a "Swap Transaction" will be deemed to apply to the Transaction referred to herein.  In the event of any inconsistency between those Definitions and this Confirmation, this Confirmation will govern.  Other capitalized terms used herein and not otherwise defined will have the meanings given them in the Appendix A to the Sale and Servicing Agreement, dated as of March 1, 2009 (as from time to time amended, supplemented or otherwise modified and in effect, the "Sale and Servicing Agreement"), among Ford Credit Auto Owner Trust 2009-A, as Issuer, Ford Credit Auto Receivables Two LLC, as Depositor, and Ford Motor Credit Company LLC, as Servicer.  In the event of any inconsistency between those terms and this Confirmation, this Confirmation will govern.

1.  This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement and the Schedule and Credit Support Annex thereto, each dated as of March 19, 2009, between you and us (as amended, restated, supplemented or otherwise modified from time to time, the "Agreement").  All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

2.  The terms of the particular Transaction to which this Confirmation relates are as follows:

Party A:	The Royal Bank of Scotland plc.
Party B:	Ford Credit Auto Owner Trust 2009-A.
Trade Date:	March 20, 2009.
Effective Date:	March 25, 2009.
Notional Amount:
The Notional Amount for each Calculation Period will be the amount set forth in Column E of Appendix A attached hereto.  Start Dates and End Dates in Appendix A are subject to adjustment in accordance with the Following Business Day Convention.

Termination Date:	January 15, 2012, subject to adjustment in accordance with the Following Business Day Convention.
Fixed Amounts
Fixed Rate Payer:	Party B.
Fixed Rate Payer
Payment Date:	The Effective Date or, if the Class A-3b Notes are not issued on such date, such later date on which the Class A-3b Notes are issued.
Fixed Amount:	$2,971,000.
Floating Amounts
Floating Rate Payer:	Party A.
FLOOR Rate:	3.900%.
Floating Rate Payer
Payment Date:
The 15th day of each calendar month, subject to adjustment in accordance with the Following Business Day Convention, and the Termination Date.  The initial Floating Rate Payer Payment Date will April 15, 2009.

Floating Rate for
Initial Calculation Period:	0.52313% (exclusive of Spread).
Floating Rate Option:	USD-LIBOR-BBA.

Designated Maturity:	One month.
Spread:	2.50%.
Floating Rate Day
Count Fraction:	Actual/360.
Reset Dates:	The first day of each Floating Rate Payer Calculation Period.
Averaging:	Inapplicable.
Compounding:	Inapplicable.
Business Days:	New York.

3.  Account Details.

Payments to Party A:
The Royal Bank of Scotland plc
ABA #: 021-000-021
Correspondent Bank: JP Morgan Chase, New York
Favor: The Royal Bank of Scotland Financial Markets Fixed Income and Interest Rate Derivative Operations, London
Account #: 400930153

Payments to Party B:	The Bank of New York Mellon ABA #: 021-000-018 Acct #: 111-565 Attn: John Bobko For further credit to: Ford Credit Auto Owner Trust 2009-A - Collection Acct TAS # 235766
Party A Operations Contact:	The Royal Bank of Scotland plc c/o RBS Financial Markets, Level 4, 135 Bishopsgate, London, EC2M 3UR Attn: Swaps Administration Tel: 020 7085 5000 Fax: 020 7085 5050
Party B Operations Contact:
Ford Credit Auto Owner Trust 2009-A
c/o U.S. Bank Trust National Association,
   as Owner Trustee
300 Delaware Avenue, Ninth Floor
Wilmington, Delaware 19801
Attn:  Corporate Trust Administration
Tel: (302) 576-3704
Fax:  (302) 576-3717

with copies to:

The Bank of New York Mellon,
   as Indenture Trustee for
   Ford Credit Auto Owner Trust 2009-A
101 Barclay Street
Floor 4 West
New York, New York 10286
Attn: Structured Finance Services -
Asset Backed Securities, Ford 2009-A
Tel: (212) 815-4389
Fax:  (212) 815-2493

and

Ford Motor Credit Company LLC
c/o Ford Motor Company
World Headquarters, Suite 801-C1
One American Road
Dearborn, Michigan  48126
Attn:  Securitization Operations Supervisor
Tel: (313) 206-5899
Fax: (313) 390-4133

4.  Offices.

The Office of Party A for this Transaction is:   London
The Office of Party B for this Transaction is:   Not Applicable

5.  Additional Provisions.

(a)             It will constitute an Additional Termination Event in respect of which this Transaction will be an Affected Transaction under the Agreement if an Early Termination Date (a "Related Swap Early Termination Date") occurs or is designated under any Related Swap; provided, that, notwithstanding anything to the contrary in the Agreement, the Related Swap Early Termination Date shall automatically be the Early Termination Date in respect of this Transaction without any requirement that either party designate such an Early Termination Date.

(b)             It will constitute an Additional Termination Event in respect of which this Transaction will be an Affected Transaction and Party B will be the sole Affected Party (provided, that notwithstanding Section 6(b)(iv) of the Agreement, both Party A and Party B will have the right to designate an Early Termination Date in respect of such Additional Termination Event) if (i) the Class A-3b Notes are not issued within 12 Business Days of the Trade Date or (ii) Party B provides notice that the Note Balance of the Class A-3b Notes will be reduced to zero on any Payment Date before the Termination Date.  Party B will provide the notice contemplated in clause (ii) above not less than 5 Business Days prior to the related Payment Date and the parties agree that, notwithstanding anything in Section 6 of the Agreement to the contrary, the related Early Termination Date, if designated, will occur prior to such Payment Date and any payments to be made in respect of such Early Termination Date will be made on such Payment Date with interest thereon as contemplated by Section 6(d)(ii) of the Agreement.

(c)             For purposes of this paragraph 5, the following terms have the following meanings:

"Related Swaps" means the Swap Transactions between Party A and Party B evidenced by the Confirmations, dated March 19, 2009 and March 20, 2009, respectively, bearing the reference numbers D903263394 and IRG903263396, and each governed by the Agreement.

(d)             Notwithstanding Part 4(i) of the Agreement, subparagraph (ii) of Section 2(c) of the Agreement will not apply to this Transaction and the Related Swaps, starting on the Effective Date.

(e)             Agency Role of Greenwich Capital Markets, Inc.  In connection with this Agreement, Greenwich Capital Markets, Inc. has acted as agent on behalf of Party A. Greenwich Capital Markets, Inc. has not guaranteed and is not otherwise responsible for the obligations of Party A under this Agreement.

[SIGNATURE PAGE FOLLOWS]

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it to us.

Best Regards,

FORD CREDIT AUTO OWNER TRUST 2009-A

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee

By:	/s/ Nicole Poole
Name: Nicole Poole
Title: Vice President

Accepted and confirmed as of the Trade Date written above:

THE ROYAL BANK OF SCOTLAND PLC

By:           GREENWICH CAPITAL
                 MARKETS, INC., its agent

By: ____/s/ Deborah Pfeifer______________
Name: Deborah Pfeifer
Title:   Senior Vice President

APPENDIX A

SCHEDULE OF NOTIONAL AMOUNTS